EX.99.906CERT

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
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      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Brandes Investment Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Brandes Investment Trust for the year ended October 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Brandes Investment Trust for the stated period.


/s/ Debra McGinty-Poteet                     /s/ Gary Iwamura
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Debra McGinty-Poteet                         Gary Iwamura
President, Brandes Investment Trust          Treasurer, Brandes Investment Trust

Dated: 1/6/05
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Brandes Investment Trust for purposes of the Securities Exchange Act of 1934.